EXHIBIT 32.1

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT
TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the accompanying Quarterly Report on Form 10-Q of Quick-Med Technologies, Inc. (the "Company") for the fiscal quarter ended September 30, 2009 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, J. Ladd Greeno, Chief Executive Officer and principal executive officer of the Company, hereby certify, pursuant Section 1350, Chapter 63 of Title 18, United States Code, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(a)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(b)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:  November 16, 2009                                                                                          /s/  J. Ladd Greeno
                                              J. Ladd Greeno
                                                                                            Chief Executive Officer (and Principal Executive Officer)